UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
May 10, 2018

Gardner Denver Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38095 (Commission File Number)	46-2393770 (IRS Employer Identification No.)

222 East Erie Street
Suite 500
Milwaukee, Wisconsin 53202
(414) 212-4700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 10, 2018, Gardner Denver Holdings, Inc. (the “Company”) held its 2018 annual meeting of shareholders.  At the annual meeting, shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2018 (the “Proxy Statement”).  The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal No. 1 – Election of Directors

At the annual meeting, the Company’s shareholders elected the persons listed below as Class I directors for a three-year term expiring at the Company’s 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Peter M. Stavros	160,691,604	23,824,465	2,627,629
William E. Kassling	167,655,268	16,860,801	2,627,629
Michael V. Marn	161,114,541	23,401,528	2,627,629

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2018.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
186,688,783	393,864	61,051	N/A

Proposal No. 3 – Non-Binding Vote on Executive Compensation

The Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
183,187,599	1,301,719	26,751	2,627,629

Proposal No. 4 – Non-Binding Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s shareholders voted, in a non-binding advisory vote, on whether a shareholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years as set forth below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
46,754,037	30,130	137,713,911	17,991	2,627,629

In light of this vote, the Company intends to include an advisory shareholder vote to approve the compensation paid to its named executive officers every three years until the next required vote on the frequency of shareholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Gardner Denver Holdings, Inc.

Date: May 15, 2018	By:	/s/ Andrew Schiesl
	Name:	Andrew Schiesl
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary